Accounts Payable and Accrued Expenses	12 Months Ended
Dec. 31, 2022
Payables and Accruals [Abstract]
Accounts Payable and Accrued Expenses	Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses consist of the following:

	As of
(in thousands)	December 31, 2022	December 31, 2021
Accounts payable	$9,856	$6,566
Accrued operating expense	6,264	11,448
Accrued administrative expense	7,504	9,059
Accounts payable and accrued expenses	$23,624	$27,073
Accounts payable primarily consists of obligations to suppliers arising in the normal course of business. Accrued operating relates to obligations arising from operation of the Company’s owned vessels, such as operating costs. Accrued administrative relates to obligations that are corporate or financing in nature, such as payroll, professional fees, interest and commitment fees.